SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)               November 22, 2005


                          THE PROCTER & GAMBLE COMPANY
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             (Exact name of registrant as specified in its charter)


    Ohio                          1-434                       31-0411980
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(State or other            (Commission File Number)           (IRS Employer
jurisdiction of                                               Identification
incorporation)                                                Number)


One Procter & Gamble Plaza, Cincinnati, Ohio                    45202
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code   (513) 983-1100
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[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 7.01 REGULATION FD DISCLOSURE

As disclosed in its Form 8-K furnished on October 3, 2005, The Procter & Gamble Company (the "Company") completed its acquisition of The Gillette Company ("Gillette") on October 1, 2005. The Gillette Company has historically operated in five operating business segments: Blades & Razors; Duracell; Oral Care; Braun; and Personal Care. Gillette's Oral Care and Personal Care segments will be subsumed within the Company's Health Care and Beauty Care segments, respectively. Blades & Razors and Duracell & Braun, which together will be managed as a separate Gillette Global Business Unit (GBU) under the direction of a Vice Chair, will be presented as two reportable segments in future filings. Blades & Razors will constitute a separate reportable segment and the combined Duracell and Braun businesses will constitute the second separate reportable segment.

Exhibit 99-1 provides net sales and earnings data on a pro forma basis for the Gillette Global Business Unit for the three months ended September 30, 2005 along with a discussion of the results. With respect to the earnings data, the exhibit reconciles "Profit from Operations," the measure used by Gillette in its historical filings, to Earnings before Income Taxes, the comparable measure used by the Company. The net sales and earnings data for the two separate reportable segments will be utilized in the Management Discussion and Analysis section of future filings as the base period for discussing the performance of the respective segments.

Because Gillette's Oral Care and Personal Care businesses will be subsumed within the Company's existing segments and will therefore not be reported separately in the future, pro forma net sales and earnings data are not provided for these businesses in Exhibit 99-1. For perspective, for the three months ended September 30, 2005, Gillette Oral Care and Personal Care businesses both delivered sales growth in the mid single-digits versus the prior year period. Sales growth came behind solid volume growth on Oral-B and in shave preps as well as the ongoing success of TAG body sprays.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE PROCTER & GAMBLE COMPANY

                                       /S/ STEVEN W. JEMISON
                                       -------------------------------------
                                       Steven W. Jemison, Secretary and
                                       Associate General Counsel
                                       November 22, 2005


                                    EXHIBITS

99-1 Unaudited Pro Forma Gillette Global Business Unit Financial Results for the three months ended September 30, 2005